Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of East Coast Diversified Corporation (the “Company”), on Form 10-Q for the period ended March 31, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Kayode Aladesuyi, Chief Financial Officer (Principal Financial Officer; Principal Accounting Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2013	By:	/s/ Kayode Aladesuyi
Kayode Aladesuyi
Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer) East Coast Diversified Corporation